THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF LEGAL COUNSEL IS DELIVERED TO THE COMPANY STATING THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                                     WARRANT

                                  WARRANT NO. W-0305-1-CRII-SASCO Business Trust

         THIS CERTIFIES THAT, for value received in the amount of one hundred sixty thousand dollars (US $160,000.00) (the "Purchase Price"), CRII-SASCO BUSINESS TRUST (the "Holder") is entitled at any time during the Exercise Period (as such term and other capitalized terms are defined in Article 1 hereof), subject to the terms and conditions set forth herein, to purchase from CELL ROBOTICS INTERNATIONAL, INC., a Colorado corporation (the "Company"), sixteen million (16,000,000) shares of Common Stock (subject to adjustment as provided herein) at the Warrant Price, all on the terms and conditions and pursuant to the provisions hereinafter set forth. The Purchase Price shall be paid by Holder in immediately available funds within five business days of the Effective Date (as defined below).

1.       DEFINITIONS.

         As used in this Warrant, the following terms have the respective meanings set forth below:

         "Applicable Law" shall mean all laws, rules and regulations applicable to the Person, conduct, action or covenant in question, including, but not limited to, all applicable common law and equitable principles, all provisions of all applicable state and federal constitutions, statutes, rules, regulations and orders of governmental body, and all orders, judgments and decrees of all courts and arbitrators.

         "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

         "Common Stock" shall mean the common stock, par value $.004 per share, of the Company and any capital stock into which such common stock shall have been changed and any other stock resulting from any reclassification of such stock which is not preferred as to dividends or assets over any other class of stock which shall be in effect from time to time.

         "Designated Office" shall have the meaning set forth in Article 7.

         "Exercise Period" shall mean, subject to the terms and conditions of
Section 2.7, a period of six (6) months commencing on April 11, 2005 and ending at 5:00 p.m., local time, at the Designated Office on October 11, 2005.

         "Exercise Price" shall mean twenty-five cents ($0.25), subject to adjustment as provided in Article 3 and Section 2.7.

         "Notice of Exercise" shall mean the form of Notice of Exercise attached hereto as Exhibit A.

         "Person" shall mean any natural person, corporation, unincorporated organization, trust, joint-stock company, joint venture, association, company, limited or general partnership, any government or any agency or political subdivision of any government.

         "Restricted Common Stock" shall mean shares of Common Stock which are, or which upon their issuance on the exercise of this Warrant would be, evidenced by a certificate bearing the restrictive legend set forth in Section 4.3.

         "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         "Transfer" shall mean any disposition of the Warrant Stock or of any interest therein, which would constitute a sale thereof within the meaning of the Securities Act.

         "Trading Price" shall mean (a) if the Common Stock is actively traded on any national securities exchange or any Nasdaq quotation or market system, then the closing price at which sales of Common Stock shall have been sold and
(b) if the shares of Common Stock are not actively traded on any such exchange or system, then the arithmetic mean of the bid and asked prices of a share of the Common Stock.

         "Warrant" shall mean this Warrant and all warrants issued upon transfer, division or combination of, or in substitution for, this Warrant.

         "Warrant Price" shall mean an amount equal to (a) the number of shares of Common Stock being purchased upon exercise of this Warrant pursuant to
Section 2.2, multiplied by (b) the Exercise Price as of the date of such exercise.

         "Warrant Stock" shall mean the shares of Common Stock issued, issuable or both (as the context may require) to the Holder of this Warrant upon the exercise thereof.

2.       RIGHTS GRANTED EXERCISE OF WARRANT.

         2.1. Right of Exercise. Subject to Section 9.1, the Holder shall be entitled to exercise this Warrant at any time and from time to time during the Exercise Period.

         2.2. Manner of Exercise. Subject to the terms and conditions of this Warrant, the Holder shall have the right to exercise this Warrant during Exercise Period, in whole or in part, by delivering to the Company at the Designated Office (a) a Notice of Exercise, duly executed by the Holder, specifying the number of shares of Common Stock to be purchased, (b) payment of the Warrant Price by certified or official bank check, (c) this Warrant and (d) in the event this Warrant is being exercised by any Person other than the Holder pursuant to this Section 2.2, it shall be accompanied by proof acceptable to the Company of the right of such Person or Persons to exercise this Warrant. Upon receipt thereof, the Company shall, as promptly as practicable, execute (or cause to be executed) and deliver (or cause to be delivered) to the Holder a certificate or certificates representing the aggregate number of full shares of Common Stock issuable upon such exercise. The certificate or certificates so delivered shall be, to the extent possible, in such denomination or denominations as the Holder shall request in the Notice of Exercise and shall be registered in the name of the Holder or, subject to the terms of this Warrant, such other name as shall be designated in the Notice of Exercise. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and the Holder and/or any other Person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the items specified in clauses (a) through (d) above are received by the Company. If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing the shares of Common Stock being issued, deliver to the Holder a new warrant evidencing the rights of the Holder to purchase the unpurchased shares of Common Stock called for by this Warrant, which new warrant shall in all other respects be identical with this Warrant, or, at the request of the Holder, appropriate notation may be made on this Warrant and the same returned to the Holder. Notwithstanding any provision herein to the contrary, the Company shall not be required to register shares in the name of any Person who acquires this Warrant (or part hereof) or any Warrant Stock otherwise than in accordance with this Warrant.

         2.3. Exercise Increments. Notwithstanding anything contained herein to the contrary Holder agrees to exercise this Warrant by delivery of the Notice of Exercise, payment of the Warrant Price and other documents and instruments required by Section 2.2 as follows:

         (a) The Holder shall exercise this Warrant for not less than 4,000,000 shares of Warrant Stock upon the Company's satisfaction of the matters described under the column entitled "Covenant" on Exhibit B attached hereto set forth opposite the column designated as "Exercise I";

         (b) The Holder shall exercise this Warrant for not less than 4,000,000 shares of Warrant Stock upon the Company's satisfaction of the matters described under the column entitled "Covenant" on Exhibit B attached hereto set forth opposite the column designated as "Exercise II";

         (c) The Holder shall exercise this Warrant for not less than 4,000,000 shares of Warrant Stock upon the Company's satisfaction of the matters described under the column entitled "Covenant" on Exhibit B attached hereto set forth opposite the column designated as "Exercise III"; and

         (d) The Holder shall exercise this Warrant for not less than 4,000,000 shares of Warrant Stock upon the Company's satisfaction of the matters described under the column entitled "Covenant" on Exhibit B attached hereto set forth opposite the column designated as "Exercise IV."

         2.4. Payment of Taxes. The issuance of a certificate or certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the Holder, the Person or Persons requesting the issuance thereof shall pay to the Company the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Company that such tax has been paid.

         2.5. Fractional Shares. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant or to distribute certificates which evidence fractional shares of Common Stock. If the exercise of this Warrant would result in a fractional share of Common Stock or the right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon the exercise of this Warrant shall be rounded up or down to the nearest whole share. The Holder expressly waives his right to receive any fractional shares upon exercise of this Warrant.

         2.6. Compliance with Law and Regulations. This Warrant and the obligation of the Company to sell and deliver the shares of Warrant Stock hereunder shall be subject to all Applicable Laws and to such approvals by any government or regulatory agency as may be required. Notwithstanding any other provision of this Warrant, this Warrant may not be exercised if its exercise, or the receipt of the shares of Warrant Stock pursuant thereto, would be contrary to Applicable Law.

         2.7. General Covenants. The Company agrees to perform the agreements and covenants set forth on Exhibit C attached hereto.

3.       ADJUSTMENTS AND ANTI-DILUTION PROVISIONS.

         3.1. Adjustment for Change in Capital Stock. In the event of any change in the Common Stock of the Company by reason of any combination, subdivision, split, reclassification, stock dividend or any similar change affecting the Common Stock, then in any such event the number and kind of shares of Common Stock subject to this Warrant and the Exercise Price shall be adjusted, in such manner as the Board of Directors deems equitable to prevent substantial dilution or enlargement of the rights granted to the Holder. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

         3.2. Reorganization of Company. If at any time while this Warrant is outstanding and unexpired there shall be (a) a reorganization of the Company,
(b) a merger or consolidation of the Company with or into another entity in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (c) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other Person, then lawful and adequate provision will be made whereby the Holder will thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of this Warrant, the kind and amount of stock and other securities and assets (including, without limitation, cash) receivable upon such merger, consolidation or sale by a holder of the number of shares of Common Stock of the Company deliverable upon the exercise of this Warrant immediately prior to such merger, consolidation or sale. In any such case, appropriate provisions will be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable upon the exercise of this Warrant) will thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The foregoing provisions of this Section 3.2 shall similarly apply to successive reorganizations, mergers, consolidations and sales and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If this Section 3.2 applies to a transaction, Section
3.1 shall not apply to such transaction.

         3.3. Notice of Adjustment. Whenever the Exercise Price is adjusted, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate prepared in good faith shall be conclusive evidence of the correctness of such adjustment absent manifest error.

         3.4. Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to this Warrant is conclusive absent manifest error.

         3.5. When No Adjustment Required. No adjustment need be made for any transaction referred to in Section 3.2 if the Holder is entitled to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction. No adjustment need be made for a change in the par value or no par value of the Common Stock.

4.       RESTRICTIONS ON TRANSFER AND COMPLIANCE WITH SECURITIES ACT AND
         REGISTRATION.

         4.1 Agreement to Be Bound. The Holder, by acceptance of this Warrant, agrees to be bound by the provisions of this Article 4. The Holder further agrees that all shares of Warrant Stock will be disposed of only in accordance with the Securities Act and the rules and regulations of the Commission promulgated thereunder.

         4.2. Compliance with the Securities Act. This Warrant and the Warrant Stock have not been registered under the Securities Act or any applicable state securities law. The Holder hereof, by acceptance hereof, agrees that this Warrant and all shares purchased upon exercise hereof will be disposed of only in accordance with the Securities Act and the rules and regulations of the Commission promulgated thereunder or of any applicable state securities law. The Holder represents and warrants that (a) he, she or it is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act, and is acquiring the Common Stock for his, her or its own account, for investment and not with a view to any "distribution" within the meaning of the Securities Act; (b) he, she or it has been furnished with all information which he, she or it deems necessary to evaluate the merits and risks of this Warrant and the purchase of the Common Stock upon exercise thereof; (c) he, she or it has had the opportunity to ask questions concerning the Common Stock and the Company and all questions posed have been answered to his, her or its satisfaction; (d) he, she or it has been given the opportunity to obtain any additional information he, she or it deems necessary to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (e) he, she or it has such knowledge and experience in financial and business matters that he, she or it is able to evaluate the merits and risks of purchasing the Common Stock and to make an informed investment decision relating thereto.

         4.3. Restrictive Legends. Except as otherwise provided in this Article 4, each certificate for Warrant Stock initially issued upon the exercise of this Warrant, and each certificate for Warrant Stock issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE SHARES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED OR DISPOSED OF UNLESS AND UNTIL SUCH SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF LEGAL COUNSEL IS DELIVERED TO THE COMPANY STATING THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE."

         4.4. Transfers. No shares of Restricted Common Stock issued upon the exercise hereof shall be Transferred other than pursuant to an effective registration statement under the Securities Act or, if required by the Company, an opinion of counsel is delivered to the Company stating an exemption from the registration provisions thereof. Each certificate, if any, evidencing such shares of Restricted Common Stock issued upon any such Transfer, other than in a public offering pursuant to an effective registration statement, shall bear the restrictive legend set forth in Section 4.3, unless (a) such Transfer is in accordance with the provisions of Rule 144 under the Securities Act (or any other rule or provision permitting sale without registration under the Securities Act), (b) such Restricted Common Stock shall have been effectively registered under the Securities Act and disposed of pursuant thereto or (c) in the opinion of counsel delivered at the request of the Holder, which opinion shall be reasonably acceptable to the Company, such legend is not required for the purposes of compliance with the Securities Act. The holder of the Restricted Common Stock shall not be entitled to Transfer such Restricted Common Stock except in accordance with this Section 4.4.

5.       RESERVATION AND AUTHORIZATION OF COMMON STOCK.

         From and after the date of this Warrant, the Company shall at all times reserve and keep available for issuance upon the exercise of this Warrant such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of this Warrant. All shares of Common Stock issuable pursuant to the terms hereof, when issued upon exercise of this Warrant with payment therefor in accordance with the terms hereof, shall be duly and validly issued and fully paid and nonassessable.

6.       THEFT, LOSS, DESTRUCTION.

         Upon receipt by the Company from the Holder of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant and an indemnity reasonably satisfactory to it and, in case of mutilation, upon surrender and cancellation hereof, the Company will execute and deliver in lieu hereof a new Warrant of like tenor to the Holder; provided, however, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.

7.       OFFICE OF THE COMPANY.

         As long as this Warrant remains outstanding, the Company shall maintain an office or agency, which may be the principal executive offices of the Company or the offices of the transfer agent of the Company (the "Designated Office"), where this Warrant may be presented for exercise, registration of transfer, division or combination as provided in this Warrant. Such Designated Office shall initially be the principal office of the Company at 2715 Broadbent Parkway N.E., Albuquerque, New Mexico 87107; thereafter, such office shall be the office of the Company or of an agency designated by the Company in a notice delivered to the Holder.

8.       NO SHAREHOLDER RIGHTS.

         Prior to the exercise of this Warrant, the Holder of this Warrant shall not be entitled to any rights of a shareholder of the Company, including, without limitation, the rights to vote, to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company except as provided herein.

9.       MISCELLANEOUS.

         9.1. Termination of Warrant. Except those rights which by their terms specifically extend beyond the end of the Exercise Period, this Warrant and all rights granted herein, to the extent those rights have not lapsed or been exercised, will terminate and become null and void at the end of the Exercise Period or as otherwise specifically provided herein.

         9.2. Notices. All notices, requests, demands, claims and other communications under this Warrant shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by (a) confirmed facsimile; (b) overnight delivery; or (c) registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

        If to the Company:          Cell Robotics International, Inc.
                                    2715 Broadbent Parkway N.E.
                                    Albuquerque, New Mexico 87107
                                    Attn: President
                                    Facsimile:  (505) 344-8112

        If to the Holder:           CRII-SASCO Business Trust
                                    12180 Greenspoint Drive, Suite 134
                                    Houston, Texas 77060
                                    Attn:  Susan Smith
                                    Facsimile: 281-587-0558

The Holder or the Company may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. The Holder or the Company may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner provided in this Warrant.

         9.3. Succession and Assignment. This Warrant shall be binding upon and inure to the benefit of the Holder and the Company and their respective successors and permitted assigns. Neither the Holder or the Company may assign either this Warrant or any of its rights, interests or obligations hereunder without the prior written approval of the other party.

         9.4. Severability. Any term or provision of this Warrant that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

         9.5. Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         9.6. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW MEXICO WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW MEXICO OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW MEXICO. Any legal action or proceeding with respect to this Warrant shall be brought in any New Mexico state or federal court sitting in Bernalillo County, New Mexico, and, by execution and delivery of this Warrant, the Holder and the Company hereby accept for themselves and in respect of their property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Holder and the Company hereby irrevocably waive any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its President and Chief Executive Officer on the _11th__ day of April 2005 (the "Effective Date").

                                    CELL ROBOTICS INTERNATIONAL, INC.



                                    By: /s/
                                        ----------------------------------------
                                        Eutimio L. Sena
                                        President and Chief Executive Officer

ACCEPTED AND AGREED TO BY:

CRII-SASCO BUSINESS TRUST


By:               /s/
   ---------------------------------
Name:             Cruze Alderete
     -------------------------------
Title:            Fiduciary
      ------------------------------

                                    EXHIBIT A

                             NOTICE OF EXERCISE FORM

(To be executed only upon partial or full exercise of the within Warrant)

         The undersigned registered Holder of the within Warrant irrevocably exercises the within Warrant for and purchases _______________ shares of Common Stock, par value $0.004 per share ("Common Stock"), of CELL ROBOTICS INTERNATIONAL, INC. (the "Company") and herewith makes payment therefor in the amount of $________________, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or _____ certificates in denominations of ______________ shares) for the shares of Common Stock of the Company hereby purchased be issued in the name of and delivered to (choose one) (a) the undersigned or (b) ________________________________, whose address is ___________________________________________________, and, if such shares of Common Stock shall not include all the shares of Common Stock issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares of Common Stock of the Company not being purchased hereunder be issued in the name of and delivered to (choose one) (a) the undersigned or (b) _____________________________, whose address is _____________________________.

         The undersigned is aware that the Common Stock has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The undersigned understands that the reliance by the Company on exemptions under the Securities Act is predicated in part upon the truth and accuracy of the statements of the undersigned.

         The undersigned represents and warrants that (a) he, she or it is an "accredited investor," as that term is defined in Rule 501(a) of Regulation D under the Securities Act and is acquiring the Common Stock for his or her own account, for investment and not with a view to any "distribution" within the meaning of the Securities Act; (b) the undersigned has no present intention of making any transfer of the Common Stock; (c) he, she or it has been furnished with all information which he, she or it deems necessary to evaluate the merits and risks of the purchase of the Common Stock; (d) he, she or it has had the opportunity to ask questions concerning the Common Stock and the Company and all questions posed have been answered to his, her or its satisfaction; (e) he, she or it has been given the opportunity to obtain any additional information he, she or it deems necessary to verify the accuracy of any information obtained concerning the Common Stock and the Company; and (f) he, she or it has such knowledge and experience in financial and business matters that he, she or it is able to evaluate the merits and risks of purchasing the Common Stock and to make an informed investment decision relating thereto.

         The undersigned understands that because the Common Stock has not been registered under the Securities Act, he, she or it must continue to bear the economic risk of the investment for an indefinite time and the Common Stock cannot be sold unless the Common Stock is subsequently registered under applicable federal and state securities laws or an exemption from such registration is available.

         The undersigned agrees that he, she or it will in no event sell or distribute or otherwise dispose of all or any part of the Common Stock unless
(a) there is an effective registration
statement under the Securities Act and applicable state securities laws covering any such transaction involving the Common Stock, as applicable, or (b) such Common stock is sold in a transaction exempt from such registration. The undersigned agrees that, if requested by the Company, and at the expense of the undersigned, he or she shall deliver an opinion of counsel, which opinion shall be reasonably satisfactory to the Company that such registration or qualification is not required.

         The undersigned consents to the placing of a legend on its certificate for the Common Stock stating that the Common Stock has not been registered and setting forth the restriction on transfer contemplated hereby and to the placing of a stop transfer order on the books of the Company and with any transfer agents against the shares until the Common Stock may be legally resold or distributed without restriction.


Signature Guaranteed:           By:
                                    -------------------------------------------

                                Name:
                                      -----------------------------------------

                                Title:
                                       ----------------------------------------

                                Date:
                                      -----------------------------------------

NOTICE: THE SIGNATURE TO THIS NOTICE OF EXERCISE MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE ON THIS NOTICE OF EXERCISE MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY IN THE UNITED STATES OR A MEMBER FIRM OF THE NEW YORK STOCK EXCHANGE.

                                    EXHIBIT B

                              COVENANTS TO EXERCISE

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                                         COVENANT                                                   EXERCISE
------------------------------------------------------------------------------------------- --------------------------
FINANCIAL OVERSIGHT
------------------------------------------------------------------------------------------- --------------------------
A.  ACCOUNTS PAYABLE

The Company will submit a detailed report of all accounts payable categorized by                   EXERCISE I
vendor, aging, amounts and current status of negotiated settlement disposition.
The detailed report will identify most critical payables and sufficient support of criticality.

------------------------------------------------------------------------------------------- --------------------------
B.  NOTES PAYABLE

The Company will submit a detailed report of all notes payable categorized by                      EXERCISE II
holder, principal, terms and conditions, supporting collateral and accrued interest to a date certain. The Company will submit a negotiated settlement plan to Holder. Prior to the exercise of the Warrant Stock relating to this condition, the Company will use its best efforts to obtain favorable negotiated settlements relating to such notes payable. Prior to the exercise of the Warrant
Stock relating to this condition, the Company will make its best efforts to obtain financing to consolidate such notes payable into a single instrument. The
Holder understands the sensitivity of notes payable executed with directors, shareholders and officers of the Company and, therefore, will not assign a target or milestone to this effort.

------------------------------------------------------------------------------------------- --------------------------
C.  WORKING CAPITAL FACILITY

The Company agrees to submit a detailed report outlining the amount of principle and interest owing as of March 4, 2005 and the amounts required for future draws as of March 4, 2005. Holder will not unreasonable deter the Company from making future draws under the Company existing debt facilities outstanding on the date hereof if deemed necessary in the judgment of the Company for continuity of its
operations prior to any exercise of this Warrant.                                                  EXERCISE II

CRII understands the Holder's desires to restructure the terms of this Facility as a condition of funding. The Lender has expressed a willingness to make reasonable modifications to the Facility to enable the investment by the Holder.
------------------------------------------------------------------------------------------- --------------------------
D.  INVENTORY

The Company will submit a detailed report of all inventories of the Company                        EXERCISE I
categorized by raw materials, work in progress, finished goods, discrepant material, and obsolete materials with values as assigned in the financial statements. These amounts will be substantiated by a the audited physical inventory conducted as of December 31, 2004.

------------------------------------------------------------------------------------------- --------------------------
INVESTORS OVERSIGHT
------------------------------------------------------------------------------------------- --------------------------
A.  BOARD NOMINATION AND APPOINTMENT
                                                                                                   EXERCISE I
The Company agrees to nominate and appoint one member selected by the Holder to the Company's Board of Directors. The Holder represent that the nominees by the
Holder for directors of the Company will have the appropriate credentials and professional tenure appropriate to serve on the Company's Board of Directors and represents the interest of the Company's shareholders. The Company will not unreasonably withhold the nomination and appointment of the Holder's nominees but reserves the right to review the nominees' credentials and speak to his or her references.
------------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------------- --------------------------

The Company agrees to nominate and appoint a second member selected by the Holder                  EXERCISE II
to the Company's Board of Directors. The Holder represent that the nominees by the Holder for directors of the Company will have the appropriate credentials and professional tenure appropriate to serve on the Company's Board of Directors and represents the interest of the Company's shareholders. The Company will not unreasonably withhold the nomination and appointment of the Holder's nominees but reserves the right to review the nominees' credentials and speak to his or her references.

------------------------------------------------------------------------------------------- --------------------------
EXECUTIVE RETENTION
------------------------------------------------------------------------------------------- --------------------------

The Company understands the importance of continuity of qualified leadership for                   EXERCISE I
the successful execution of the Company's business plan. The Company agrees to execute an employment contract with each of its current President and Chief
Executive Officer and Chief Operating Officer. The Company agrees to prepare a form employment contract for the Chief Financial Officer, which shall be substantially similar in desired outcomes to the employment contracts of the
Chief Executive Officer and Chief Operating Officer. The employment contracts shall include sufficient retention incentives to enable the Company to complete the business plan of the Company being funded by Holder. Holder agree that the
Company's Compensation Committee must approve such employment contracts and that the Company's Board of Directors must ratify such employment contracts. Holder shall have the right to review and comment upon such employment contracts.

------------------------------------------------------------------------------------------- --------------------------
VALUATION OF INTELLECTUAL PROPERTY AND ENTERPRISE VALUE
------------------------------------------------------------------------------------------- --------------------------

The Company agrees to complete an independent and certified valuation of its                       EXERCISE III
intellectual property and its enterprise value. The Company further agrees that this valuation will be incorporated in its balance sheet at the earliest possible time.

------------------------------------------------------------------------------------------- --------------------------
EMPLOYEE ACCRUED AND UNPAID COMPENSATION
------------------------------------------------------------------------------------------- --------------------------

The Holder is aware of accrued and unpaid compensation certain employees and                       EXERCISE II
officers of the Company. The Company and Holder agree to establish a certain and mutually agreed allocation of proceeds to pay accrued and unpaid compensation to the Company's employees and officers.

------------------------------------------------------------------------------------------- --------------------------
SEARCH: PERMANENT CHIEF FINANCIAL OFFICER
------------------------------------------------------------------------------------------- --------------------------

The Company agrees to initiate a search for a permanent Chief Financial Officer                    EXERCISE I
with appropriate credentials and experience with publicly traded companies and with a company in a rebuilding and growth mode.

------------------------------------------------------------------------------------------- --------------------------
PUBLIC DISCLOSURE OF FUNDING
------------------------------------------------------------------------------------------- --------------------------

The Company agrees to submit to Holder for review any public disclosure related                    EXERCISE I
to the grant of this Warrant prior to its release. The Holder reserves the right to comment upon and reasonably modify the content of any pubic disclosure.

------------------------------------------------------------------------------------------- --------------------------

------------------------------------------------------------------------------------------- --------------------------
SHAREHOLDER MEETING
------------------------------------------------------------------------------------------- --------------------------

The Company agrees to submit a plan and schedule for the calling of a                              EXERCISE IV
shareholder meeting of the Company at the earliest reasonable time for the election of the Company's Board of Directors and such other matters requiring shareholder approval.

------------------------------------------------------------------------------------------- --------------------------

                                    EXHIBIT C

                                GENERAL COVENANTS

--------------------------------------------------------------------------------
BUSINESS PLAN
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The Company agrees to update its 5-year business plan and financial projections to reflect current product, market and distribution/sales plans. Holder and Company will jointly develop and incorporate into the business plan sections that relate to Holder initiated opportunities in Mexico and with U.S. Native American healthcare organizations.

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USE OF PROCEEDS
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A.  GENERAL

The Company agrees to submit an updated use of proceeds report that supports the financial outcomes of the business plan of the Company. The Company will establish appropriate budgeting, reporting and control processes to enable Holder to perform its desired oversight of their investment. The Company will establish appropriate investment policies and cash management processes to optimize the use of funds.
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B.  LASETTE SERIES PRODUCT LINE

The Company understands that the Holder's principal interests in the Company is the market potential of its Lasette series product line of the Company. The Holder and the Company agree that the use of proceeds will principally be used to fund the production, marketing, and sales of such product, domestically and internationally. The Company and the Holder agree that proceeds may also be used for research and development and product enhancements for this product line.
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C.  WORKSTATION PRODUCT LINE

The Company and the Holder agree to continue marketing and sales efforts and to continue to develop distributor channels for the Workstation product line of the Company. Research and development and product enhancements for such product line will be budgeted at $500,000 assuming that a business case supports the investment. Should there be an opportunity with substantial revenue potential or for a strategic market/client entry, the Company may present its business case to the Board in support of funding from the proceeds of the investment.
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D.  ULTRALIGHT

The Holder understands that the UltraLight product has not been commercially introduced and has substantial competitive and price/performance attributes. The Holder is aware that there is an unresolved dispute about ownership of the technology and the marketing rights to such product. The Company agrees to use its best efforts to expeditiously resolve such dispute and keep the Holder informed of the progress and outcome of such dispute; provided that it is understood that the Company cannot predict or control neither the speed or the outcome of an attempt to resolve such dispute. The Holder supports developing OEM arrangements with a strategic partner or that seeks to license or sell the technology to a bona fide purchaser of such product line.
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FINANCIAL OVERSIGHT
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E.  GENERAL OVERHEAD EXPENSES:

The Company and the Holder agree to work jointly to reduce general overhead expenses over a mutually agreed timeframe. The Holder understands that the Company will be in a rebuilding mode and expects overhead and burn rate of the Company to increase commensurate with growth.
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CURRENCY WITH REQUIRED FILINGS AND REPORTS
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The Company agrees to be fully compliant and current with all Commission and regulatory filings and reports to include but not limited to financial reporting, disclosures mandated by Section 409 of the Sarbanes-Oxley Act of 2002, Form SB-2 and Form S-8 registration statements, FDA regulatory compliance and ISO/CE certification requirements.
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PRESERVATION OF ASSETS AND INTELLECTUAL PROPERTY
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The Company agrees to preserve and maintain title to and safeguard the value of all of its assets and intellectual property. The Company shall not distribute or further encumber its assets and intellectual property in advance of Holder's exercise in full of this Warrant, subject to the existing encumbrances of Mr. Oton Tisch and F.A. Voight & Associates. The Company further agrees to maintain the marketability of its products through appropriate market required enhancements and improvements.
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